Employee Benefit Plans	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Employee Benefit Plans	Employee Benefit Plans
In the United Kingdom and Switzerland, the Company makes contributions to defined contribution pension schemes on behalf of its employees. The Company expensed $1.7 million, $1.6 million and $1.3 million, in the years ended December 31, 2022, 2021 and 2020, respectively.
In the United States, the Company established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code subsequent to September 30, 2018. The plan covers substantially all U.S. employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. The Company matches employee contributions up to five percent of the employee’s annual salary. The Company expensed $0.3 million, $0.3 million and $0.3 million in contributions in the years ended in the years ended December 31, 2022, 2021 and 2020, respectively. The Company pays all administrative fees related to the Plan.
Severance Plan
During January 2021 there was a restructuring program executed by the Company leading to a reduction in workforce and resulting in a corresponding severance charge of $1.2 million which has been presented on a proportionate basis within research and development expenses and general and administration expenses.
There have been no similar severance charges incurred during the year ended December 31, 2022.